Filed pursuant to Rule 497(a)
Registration No. 333-216716
Rule 482ad

TCP CAPITAL CORP. PRICES $50 MILLION OF 4.125% NOTES DUE 2022

SANTA MONICA, Calif., November 1, 2017 — TCP Capital Corp. (NASDAQ: TCPC) (the “Company”) announced today the pricing on October 30, 2017 of $50 million in aggregate principal amount of 4.125% notes due 2022 (the “Notes”). The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered and paid for on November 3, 2017.

The Notes bear interest at a rate of 4.125% per year, payable semiannually beginning on February 11, 2018 and will mature on August 11, 2022 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make whole” premium, if applicable. The Notes are a further issuance of the 4.125% notes due 2022 that the Company issued on August 11, 2017 in the aggregate principal amount of $125,000,000 (the “existing 2022 Notes”). The Notes will be treated as a single series with the existing 2022 Notes under the indenture and will have the same terms as the existing 2022 Notes. The Notes will have the same CUSIP number and will be fungible and rank equally with the existing 2022 Notes. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 4.125% notes due 2022 will be $175,000,000. The Notes will be direct unsecured obligations of the Company and rank equally in right of payment with all outstanding and future unsecured senior indebtedness issued by the Company. The Notes will be structurally subordinated to the debt of any of the Company’s subsidiaries and effectively subordinated to all of the Company’s outstanding and future secured indebtedness.

The Company intends to use the net proceeds from this offering to repay amounts outstanding under its credit facilities, (which will increase the funds under such credit facilities available to the Company to make additional investments in portfolio companies in accordance with its investment objective) and for other general corporate purposes. The Notes have no restrictions related to the type and security of assets in which the Company might invest.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as book running manager for this offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing. The preliminary prospectus supplement dated October 30, 2017, the accompanying prospectus dated May 3, 2017 and the preliminary Statement of Additional Information, or preliminary SAI, incorporated by reference in its entirety in the prospectus supplement, dated the date of the prospectus supplement, which have been filed with the SEC, contain this and other information about TCPC and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus, the preliminary SAI and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus, the preliminary SAI and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering is being made only by means of a preliminary prospectus supplement, the preliminary SAI and an accompanying prospectus, copies of which may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling (800) 294-1322, or by email: dg.prospectus_requests@baml.com.

ABOUT TCP CAPITAL CORP.

TCP Capital Corp. (NASDAQ: TCPC) is a specialty finance company focused on performing credit lending to middle-market companies as well as small businesses. TCPC lends primarily to companies with established market positions, strong regional or national operations, differentiated products and services and sustainable competitive advantages, investing across industries in which it has significant knowledge and expertise. TCPC’s investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC is a publicly-traded business development company, or BDC, regulated under the Investment Company Act of 1940 and is externally managed by its advisor, Tennenbaum Capital Partners, LLC, a leading alternative investment manager. For more information, visit www.tcpcapital.com.

FORWARD-LOOKING STATEMENTS

Prospective investors considering an investment in TCP Capital Corp. should consider the investment objectives, risks and expenses of the Company carefully before investing. This information and other information about the Company are available in the Company’s filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the Company’s website at www.tcpcapital.com. Prospective investors should read these materials carefully before investing.

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in general economic conditions or changes in the conditions of the industries in which the Company makes investments, risks associated with the availability and terms of financing, changes in interest rates, availability of transactions, and regulatory changes. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in the “Risks” section of the Company’s prospectus dated May 3, 2017 and its preliminary prospectus supplement dated October 30, 2017 and the Company’s periodic filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the Company’s website at www.tcpcapital.com. Forward-looking statements are made as of the date of this press release, and are subject to change without notice. The Company has no duty and does not undertake any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

The information contained on the Company’s website, www.tcpcapital.com, is not a part of this press release.

SOURCE:

TCP Capital Corp.

CONTACT:

TCP Capital Corp.
Jessica Ekeberg
310-566-1094
investor.relations@tcpcapital.com